UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2009

SILICON IMAGE, INC.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-26887		77-0396307
(Commission File Number)		(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA		94085
(Address of principal executive offices)		(Zip Code)

(408) 616-4000
(Registrant's telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.             RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information contained in this Item 2.02, and the exhibit hereto, are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended.  The information contained in this report shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

On February 5, 2009, Silicon Image, Inc. (the” Registrant”) issued a press release announcing its financial results for the quarter and year ended  December 31, 2008, a copy of which is attached hereto as Exhibit 99.01. Also on February 5, 2009, the Registrant will present its financial results for the quarter and year ended December 31, 2008 in a conference call with investors and analysts. The conference call was pre-announced and will be available to the public through live teleconference. In addition, a replay of the web cast of the Conference Call will be available on the Registrant’s website until midnight Pacific Time, February 10, 2009. A supplemental financial information worksheet is available on the Registrant’s website.

ITEM 2.05.             Costs Associated with Exit or Disposal Activities

On December 8, 2008, the Registrant announced a reduction in force of approximately 60 people. The Registrant completed the majority of the activities related to this reduction in force by January 2009, with the remainder expected to be completed by September 2009.  In connection with this reduction in force, the Registrant has recorded pre-tax restructuring charges of approximately $4.0 million in the fourth quarter of 2008, mostly related to employee severance arrangements. Approximately $3.3 million of the charges are, or will be, cash expenditures.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.01	Press release dated February 5, 2009 announcing the Registrant’s financial results for the quarter and year ended December 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2009                                                                                                                                                                                                                                  SILICON IMAGE, INC.

By:	/s/ Harold Covert
Harold L. Covert
Chief Financial Officer

Exhibit List

Exhibit No.	Exhibit Title
99.01	Press release dated February 5, 2009 announcing the Registrant’s financial results for the quarter and year ended December 31, 2008.